UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2005 (February 10, 2005)

AMC ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8747	43-1304369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 14, 2005, AMC Entertainment Inc. ("AMCE") announced the expiration and final settlement of the offer to purchase its 9 1/2% Senior Subordinated Notes due 2011.

On February 14, 2005, AMCE issued a press release relating to the offer.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This press release may also be found on AMCE's website at www.amctheatres.com under "Investor Resources".

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit 99.1 - Press Release of AMC Entertainment Inc., dated February 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	February 14, 2005	/s/ Craig R. Ramsey

Craig R. Ramsey
Executive Vice President and
Chief Financial Officer